                                                                    EXHIBIT 99.4
                                                                    EXHIBIT F(1)

                        ITEM 1 - SCHEDULE OF INVESTMENTS
                        --------------------------------
                              At December 31, 1997
                             (Thousands of Dollars)

                                                                                                     Principal
    Name of Issuer                             Title of Issue                                          Amount

--------------------------------------------------------------------------------------------------------------
Service Company       Non-negotiable notes:
                                    6.75% - maturing November 30, 2008  . . . . . . . . . . . . .     $  1,612
                                     9.5% - maturing serially November 30, 1998 to 2005 . . . . .        1,745
                                    8.90% - maturing May 31, 1999 . . . . . . . . . . . . . . . .        5,000
                                    6.20% - maturing September 30, 1998 . . . . . . . . . . . . .        5,000
                                    6.10% - maturing July 31, 2003. . . . . . . . . . . . . . . .          795
                                                                                                      --------
                                    Total unsecured debt  . . . . . . . . . . . . . . . . . . . .     $ 14,152
                                                                                                      ========

CNG Transmission      Non-negotiable notes:
                                    6.95% - maturing December 15, 2027  . . . . . . . . . . . . .     $ 14,000
                                    6.75% - maturing November 30, 2008  . . . . . . . . . . . . .       13,958
                                     9.5% - maturing serially November 30, 1998 to 2005 . . . . .       15,113
                                    7.40% - maturing serially November 30, 2000 to 2015 . . . . .       75,000
                                    8.95% - maturing serially September 30, 2004 to 2014  . . . .       35,000
                                    6.20% - maturing September 30, 1998 . . . . . . . . . . . . .      100,800
                                    6.10% - maturing July 31, 2003. . . . . . . . . . . . . . . .       59,541
                                    6.80% - maturing November 30, 2013. . . . . . . . . . . . . .       57,793
                                    8.75% - maturing December 31, 2014. . . . . . . . . . . . . .       27,000
                                                                                                      --------
                                    Total unsecured debt  . . . . . . . . . . . . . . . . . . . .     $398,205
                                                                                                      ========

East Ohio Gas         Non-negotiable notes:
                                    6.95% - maturing December 15, 2027  . . . . . . . . . . . . .     $ 40,000
                                    6.75% - maturing November 30, 2008  . . . . . . . . . . . . .        4,640
                                     9.5% - maturing serially November 30, 1998 to 2005 . . . . .        5,024
                                    8.90% - maturing May 31, 1999 . . . . . . . . . . . . . . . .       15,000
                                    7.40% - maturing serially November 30, 2000 to 2015 . . . . .       35,000
                                    8.95% - maturing serially September 30, 2009 to 2019  . . . .       20,000
                                    6.20% - maturing September 30, 1998 . . . . . . . . . . . . .       78,900
                                    6.10% - maturing July 31, 2003. . . . . . . . . . . . . . . .       30,220
                                    6.80% - maturing November 30, 2013. . . . . . . . . . . . . .       29,946
                                    8.75% - maturing December 31, 2014. . . . . . . . . . . . . .        2,250
                                                                                                      --------
                                    Total unsecured debt  . . . . . . . . . . . . . . . . . . . .     $260,980
                                                                                                      ========

                        ITEM 1 - SCHEDULE OF INVESTMENTS
                        --------------------------------
                              At December 31, 1997
                             (Thousands of Dollars)


                                                                                                     Principal
    Name of Issuer                             Title of Issue                                          Amount

--------------------------------------------------------------------------------------------------------------
Peoples Natural
    Gas                 Non-negotiable notes:
                                    6.95% - maturing December 15, 2027  . . . . . . . . . . . . .     $  9,000
                                    6.75% - maturing November 30, 2008  . . . . . . . . . . . . .        3,437
                                     9.5% - maturing serially November 30, 1998 to 2005 . . . . .        3,722
                                    8.90% - maturing May 31, 1999 . . . . . . . . . . . . . . . .       10,000
                                    8.95% - maturing serially September 30, 2009 to 2019  . . . .       14,000
                                    7.40% - maturing serially November 30, 2000 to 2015 . . . . .       15,000
                                    6.20% - maturing September 30, 1998 . . . . . . . . . . . . .       10,000
                                    6.80% - maturing November 30, 2013. . . . . . . . . . . . . .       37,430
                                    6.10% - maturing July 31, 2003. . . . . . . . . . . . . . . .       26,039
                                    6.85% - maturing September 30, 2026 . . . . . . . . . . . . .       25,000
                                                                                                      --------
                                    Total unsecured debt  . . . . . . . . . . . . . . . . . . . .     $153,628
                                                                                                      ========

Virginia Natural
    Gas                 Non-negotiable notes:
                                    8.90% - maturing May 31, 1999 . . . . . . . . . . . . . . . .     $ 33,318
                                    6.20% - maturing September 30, 1998 . . . . . . . . . . . . .       40,100
                                    6.85% - maturing September 30, 2026 . . . . . . . . . . . . .       24,000
                                                                                                      --------
                                    Total unsecured debt  . . . . . . . . . . . . . . . . . . . .     $ 97,418
                                                                                                      ========

                        ITEM 1 - SCHEDULE OF INVESTMENTS
                        --------------------------------
                              At December 31, 1997
                             (Thousands of Dollars)


                                                                                                     Principal
    Name of Issuer                             Title of Issue                                          Amount

--------------------------------------------------------------------------------------------------------------
Hope Gas              Non-negotiable notes:
                                    6.95% - maturing December 15, 2027  . . . . . . . . . . . . .      $ 3,000
                                    6.75% - maturing November 30, 2008  . . . . . . . . . . . . .        1,505
                                     9.5% - maturing serially November 30, 1998 to 2005 . . . . .        1,630
                                    7.40% - maturing serially November 30, 2000 to 2015 . . . . .        5,000
                                    8.95% - maturing serially September 30, 2009 to 2019  . . . .        3,000
                                    6.20% - maturing September 30, 1998 . . . . . . . . . . . . .        8,400
                                    6.10% - maturing July 31, 2003. . . . . . . . . . . . . . . .        6,420
                                    6.80% - maturing November 30, 2013. . . . . . . . . . . . . .       12,097
                                    6.85% - maturing September 30, 2026 . . . . . . . . . . . . .        1,000
                                                                                                       -------
                                    Total unsecured debt  . . . . . . . . . . . . . . . . . . . .      $42,052
                                                                                                       =======

                        ITEM 1 - SCHEDULE OF INVESTMENTS
                        --------------------------------
                              At December 31, 1997
                             (Thousands of Dollars)


                                                                                                     Principal
    Name of Issuer                             Title of Issue                                          Amount

--------------------------------------------------------------------------------------------------------------
CNG Producing         Non-negotiable notes:
                                    6.95% - maturing December 15, 2027 . . . . . . . . . . . . . .     $ 30,000
                                    6.75% - maturing November 30, 2008 . . . . . . . . . . . . . .       50,000
                                    8.90% - maturing May 31, 1999. . . . . . . . . . . . . . . . .       35,000
                                    8.95% - maturing serially September 30, 1999 to 2009 . . . . .       49,000
                                    6.10% - maturing July 31, 2003 . . . . . . . . . . . . . . . .       71,075
                                    6.80% - maturing November 30, 2013 . . . . . . . . . . . . . .        8,500
                                    6.85% - maturing September 30, 2026. . . . . . . . . . . . . .      100,000
                                                                                                       --------
                                    Total unsecured debt . . . . . . . . . . . . . . . . . . . . .     $343,575
                                                                                                       ========

CNG Energy Services   Non-negotiable notes:
                                    6.75% - maturing November 30, 2008 . . . . . . . . . . . . . .     $    223
                                     9.5% - maturing serially November 30, 1998 to 2005. . . . . .          241
                                    8.95% - maturing serially September 30, 2009 to 2019 . . . . .        4,000
                                    7.40% - maturing serially November 30, 2000 to 2015. . . . . .        2,160
                                    6.20% - maturing September 30, 1998  . . . . . . . . . . . . .        7,350
                                    8.75% - maturing serially November 30, 1998 to 2014. . . . . .        6,069
                                                                                                       --------
                                    Total unsecured debt . . . . . . . . . . . . . . . . . . . . .     $ 20,043
                                                                                                       ========

CNG International     Non-negotiable note:
                                    6.95% - maturing December 15, 2027 . . . . . . . . . . . . . .     $ 40,000
                                                                                                       --------
                                    Total unsecured debt . . . . . . . . . . . . . . . . . . . . .     $ 40,000
                                                                                                       ========